Segment Information	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Segment Information
Note 5—Segment Information
The Company is managed and operated as one business unit. No separate business areas or separate business units have been identified in relation to product candidates or geographical markets. Accordingly, except for entity wide disclosures, no information on business segments or geographical markets is disclosed. Entity wide disclosures regarding revenue are included in Note 4 “Revenue”.
The Company’s intangible assets and property, plant and equipment located by country are specified below, and defines the Company’s non-current
segment assets:

	2021	2020

	(EUR’000)
Non-current segment assets
Denmark (domicile country)	29,656	20,288
North America	91,755	85,476
Germany	9,910	8,065

Total non-current segment assets	131,321	113,829

Investment in associate	38,345	9,176
Marketable securities	107,561	115,280
Other receivables	1,808	1,375

Total non-current assets	279,035	239,660